UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2024
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2024, the Board of Directors of BRP Group, Inc. (the “Company”) promoted Chief Operating Officer, Daniel Galbraith, and Chief Insurance Innovation Officer, James Roche, to Co-Presidents of the Company with shared firmwide responsibility for the Company’s continued performance and operations. Mr. Galbraith will serve as President, BRP and Chief Executive Officer, Retail Brokerage Operations and Mr. Roche will serve as President, BRP and Chief Executive Officer, Underwriting, Capacity and Technology Operations, effective January 18, 2024.
The business experience of Mr. Galbraith, age 42, is described in the Company’s proxy statement for its 2023 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 25, 2023, under the heading, “Executive Officers—Executive Officer Biographies”.
James Roche, age 47, has served as the Company’s Chief Insurance Innovation Officer since October 2021. Since 2015, Mr. Roche has served as the Managing Partner and President of Millennial Specialty Insurance, LLC, one of the largest non-carrier affiliated managing general agencies in the United States, which became a subsidiary of the Company in 2019. Mr. Roche was at QBE Insurance from June 2011 to January 2015, serving as Vice President of Strategy, Initiatives and Analytics. Prior to joining QBE Insurance, Mr. Roche worked at Bank of America, most recently as Senior Vice President of Product Management, and at Progressive Insurance as a product manager. Mr. Roche received a Bachelor of Engineering Science in Electrical Engineering and Computer Science from Vanderbilt University and a Master of Business Administration from the University of Virginia.
There are no family relationships between either of Mr. Galbraith or Mr. Roche and any director or other executive officer of the Company (including between each other) and there are no transactions to which the Company or any of its subsidiaries is a party and in which either of Mr. Galbraith or Mr. Roche has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: January 24, 2024	By:	/s/ Bradford L. Hale
		Name:	Bradford L. Hale
		Title:	Chief Financial Officer